SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)  April 28, 1998
                                                    ----------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



     1-8483                                     95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California               90245
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.


On April 28, 1998 the following new release was issued:


                        Unocal reports 1Q 1998 earnings;
                  higher oil and gas production levels forecast
                  ---------------------------------------------


         El Segundo, Calif., April 28, 1998 - Unocal Corporation today reported first quarter 1998 earnings from continuing operations, excluding special items (detailed in attached tables), of $72 million, or 30 cents per share (basic and diluted). This compares with first quarter 1997 earnings from continuing operations, excluding special items, of $190 million, or 76 cents per basic share (74 cents diluted).
         "In this quarter, the company's worldwide oil and gas operations were impacted significantly by lower crude oil and natural gas prices, lower U.S. natural gas production, and higher dry hole costs and exploration expenses," said Roger C. Beach, Unocal chairman and chief executive officer.
         "At the end of the quarter we saw natural gas prices start to rise again," Beach said. "In addition, net production of our Spirit Energy 76 unit averaged 182,000 barrels-of-oil-equivalent (BOE) per day in March. This compares with an average of 173,000 BOE per day in January and February when we had production curtailments arising from pipeline and mechanical well problems." For the full-year 1998, Spirit Energy 76 net production should average about 178,000 BOE per day.
         "We are well on our way toward meeting our goal of replacing production with new reserves in the U.S. Lower 48," Beach said. He noted that Spirit Energy's capital expenditures totaled $120 million in the first quarter, up from only $30 million last year. "The higher capital expenditures reflect our increased exploration program in the Gulf Coast region that has already begun to yield success," he said.
         In the second quarter 1998 and beyond Unocal expects to begin new international production. The AIOC consortium has started crude oil sales from the

Caspian Sea (Unocal, 10% working interest), and Unocal expects to begin new gas production from Myanmar and Bangladesh beginning in the third quarter.
         In Thailand, the company's gross natural gas production is currently running at a record level of more than 1.1 billion cubic feet per day (Unocal, 65% average net working interest) as the government there moves ahead with its plan to increase use of indigenous natural gas while reducing imports of fuel oil for electrical generation.
         Beach noted that Unocal had higher earnings from geothermal operations, which reflected the new power plants that came on line in Indonesia in 1997. In addition, the company had lower corporate and unallocated expenses.
         Unocal's reported net earnings for the first quarter, including special items (see attached tables) and discontinued operations, were $18 million, down from $144 million a year ago. Reported basic earnings per share were 7 cents, compared with 57 cents in the first quarter 1997. Reported diluted earnings per share were also 7 cents, compared with 56 cents last year.
         Net cash provided from operating activities, excluding working capital changes, was $282 million, off from $415 million in 1997. The lower cash flow was primarily the result of lower commodity prices and reduced domestic production levels.
         Unocal is a leading global oil and gas exploration and production company with significant pipeline and power plant project developments worldwide. Forward-looking statements, including estimates of future exploration and production activities other business plans and forecasts in this news release are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.
         Unocal will hold a conference call on first quarter earnings at 1 p.m. PDT today. To hear a broadcast of the conference call, or read a transcript of the prepared remarks, visit Unocal's web site, www.unocal.com. Replays of the audio broadcast will be available on the web site through May 3.


NEWS RELEASE                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                           For the Three Months
                                                              Ended March 31
                                                           ---------------------
Millions of dollars except per share amounts                     1998      1997
--------------------------------------------------------------------------------

Total revenues ...........................................   $  1,207   $ 1,456
Costs and other deductions ...............................      1,110     1,119
                                                             -------------------
Earnings from continuing operations before income taxes ..         97       337
Income taxes .............................................         79       149
                                                             -------------------
Earnings from continuing operations ......................         18       188
Earnings/(loss) from discontinued operations  (net of tax)         --       (44)
                                                             -------------------
Net earnings .............................................   $     18   $   144

Basic earnings/(loss) per common share (a)
       Continuing operations .............................   $  0.07    $  0.75
       Discontinued operations ...........................        --      (0.18)
                                                             -------------------
Basic net earnings per share .............................   $  0.07    $  0.57

Diluted earnings/(loss) per common share  (b) (c)
       Continuing operations .............................   $  0.07    $  0.73
       Discontinued operations ...........................        --      (0.17)
                                                             -------------------
Diluted net earnings per share ...........................   $  0.07    $  0.56

(a) Weighted average shares - basic (millions)                   241        251
(b) Weighted average shares - diluted (millions)                 243        265
(c) Distribution on preferred securities (net of taxes)           --    $     6
    excluded in numerator. In 1988, the effect of assumed conversion of preferred securities on earnings per share is antidilutive

--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                             Dec. 31    Dec. 31
Millions of dollars                                             1998       1997
--------------------------------------------------------------------------------

Assets
Cash and cash equivalents ................................   $   275    $   338
Other current assets .....................................     1,098      1,163
Investments and long-term receivables ....................     1,128      1,113
Properties - net .........................................     4,882      4,816
Other assets .............................................       195        100
                                                             -------------------
         Total assets ....................................   $ 7,578    $ 7,530

Liabilities and Equity
Current liabilities ......................................   $   982    $ 1,160
Long-term debt ...........................................     2,427      2,169
Deferred income taxes ....................................       132        137
Other deferred credits and liabilities ...................     1,269      1,228

Convertible preferred securities .........................       522        522

Stockholders' equity .....................................     2,246      2,314
                                                             -------------------
         Total liabilities and equity ....................   $ 7,578    $ 7,530


                                    Table 1


NEWS RELEASE                                                                    UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)                                                                   For the Three Months
                                                                                Ended March 31 (a)
                                                                              ---------------------
Millions of dollars                                                               1998        1997
---------------------------------------------------------------------------------------------------

Cash flows from operating activities
               Net earnings ...............................................   $     18    $    144
               Adjustments to reconcile net earnings to
                  net cash provided by operating activities
                     Loss on disposal of discontinued operations (before-tax)       --          71
                     Depreciation, depletion and amortization .............        181         211
                     Dry hole costs .......................................         50          16
                     Deferred income taxes ................................         13          10
                     Gain on sales of assets (before-tax) .................         --         (10)
                     Other ................................................         20         (27)
               Working capital and other changes related to operations ....       (188)        (81)
                                                                              ---------------------
                     Net cash provided by operating activities ............         94         334

Cash flows from investing activities
               Capital expenditures  (includes dry hole costs) ............       (326)       (286)
               Proceeds from sale of discontinued operations ..............         --       1,390
               Proceeds from asset sales ..................................          4          16
                                                                              ---------------------
                     Net cash (used in)/provided by investing activities ..       (322)      1,120

Cash flows from financing activities
               Net increase in long-term debt .............................        262         175
               Dividends paid .............................................        (48)        (50)
               Repurchase of common stock .................................        (48)        (46)
               Other ......................................................         (1)         (1)
                                                                              ---------------------
                     Net cash provided by financing activities ............        165          78

Increase/(decrease) in cash and cash equivalents ..........................        (63)      1,532
Cash and cash equivalents at beginning of period ..........................        338         217
                                                                              ---------------------
Cash and cash equivalents at end of period ................................   $    275    $  1,749

(a)  Cash flows related to discontinued operations have not been segregated

---------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
---------------------------------------------------------------------------------------------------

United States Exploration & Production ....................................   $    136    $     33
International Exploration & Production ....................................        168         163
Geothermal Operations .....................................................          6          20
Diversified Business Group ................................................         10           9
New Ventures  (Non-E & P) .................................................         --           5
Corporate & Unallocated ...................................................          6           7
Discontinued Operations ...................................................         --          49
                                                                              ---------------------
               Total (b) ..................................................   $    326     $   286

(b)  Includes capitalized interest of: ....................................   $      8    $      5


                                     Table 2


NEWS RELEASE                                               UNOCAL CORPORATION

DISCRETIONARY CASH FLOW
(UNAUDITED)                                               For the Three Months
                                                           Ended  March 31 (a)
                                                          --------------------
Millions of dollars                                           1998       1997
------------------------------------------------------------------------------

Net earnings ...........................................   $    18    $   144

Adjustments to net earnings
             Depletion, depreciation & amortization ....       181        211
             Dry hole costs ............................        50         16
             Deferred income taxes .....................        13         10
             (Gain) on sales of assets .................        --        (10)
             Exploration expenses ......................        47         28
             Proceeds from asset sales .................         4      1,406
             Environmental and litigation provision ....        52         18
             Environmental and litigation payments .....       (20)       (18)
             Loss on disposal of discontinued operations        --         71
             Other .....................................       (12)       (27)
                                                          --------------------
                   Total discretionary cash flow .......   $   333    $ 1,849

(a) Cash flows related to discontinued  operations have not been segregated

The preceding table of discretionary cash flow is provided for analysts and others in the investment community as a supplement to conventional financial data prepared in accordance with generally accepted accounting principles. Discretionary cash flow does not give effect to significant uses of cash, including those for capital projects, debt reduction and regular dividends, some of which result from previous commitments, and should only be considered in conjunction with the full presentation of condensed consolidated cash flows on the preceding page.




                                    Table 2a


NEWS RELEASE                                                                                                 UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                            For the Three Months
                                                                                            Ended March 31, 1998
                                                                              --------------------------------------------------
                                                                               Spirit     Other                Other
Millions of dollars                                                           Energy 76    U.S.  Far East International   Total
--------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..........................................   $    55   $    28   $    93    $    30    $   206
        Natural gas .......................................................       143        18       141          9        311
        Natural gas liquids ...............................................        11         1         3          1         16
        Other .............................................................         1        --        --         --          1
                                                                              --------------------------------------------------
              Total .......................................................       210        47       237         40        534
Other revenue .............................................................         3         2        (8)         5          2
                                                                              --------------------------------------------------
              Total revenues ..............................................       213        49       229         45        536

Production costs ..........................................................        44        19        26         21        110
Exploration expenses ......................................................        14        --        20         11         45
Dry hole costs ............................................................        39        --         3          5         47
Depreciation, depletion & amortization ....................................        84         8        54         18        164
Other operating expenses ..................................................        16         3        13          9         41
                                                                              --------------------------------------------------
        Results of operations before income tax ...........................   $    16   $    19   $   113    $   (19)   $   129


--------------------------------------------------------------------------------------------------------------------------------

                                                                                            For the Three Months
                                                                                            Ended March 31, 1997
                                                                              --------------------------------------------------
                                                                               Spirit     Other                Other
                                                                              Energy 76    U.S.   Far East International  Total
                                                                              --------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ..........................................   $    91   $    56   $   117    $    45    $   309
        Natural gas .......................................................       224        18       165         14        421
        Natural gas liquids ...............................................        16         1         9          1         27
                                                                              --------------------------------------------------
              Total .......................................................       331        75       291         60        757
Other revenue .............................................................         3        --         1         10         14
Gain on asset sales .......................................................         3        --        --          1          4
                                                                              --------------------------------------------------
              Total revenues ..............................................       337        75       292         71        775

Production costs ..........................................................        48        24        30         19        121
Exploration expenses ......................................................        10        --         8          9         27
Dry hole costs ............................................................         6        --         9          1         16
Depreciation, depletion & amortization ....................................       102        15        61         17        195
Other operating expenses ..................................................        19         2        11          8         40
                                                                              --------------------------------------------------
        Results of operations before income tax ...........................   $   152   $    34   $   173    $    17    $   376


                                     Table 3


NEWS RELEASE                                                 UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                For the Three Months
                                                              Ended March 31
                                                           ---------------------
                                                                    1998   1997
                                                           ---------------------

Net daily production
      Crude oil and condensate (thousand barrels daily):
                United States
                     Spirit Energy 76 .....................           44     48
                     Alaska ...............................           30     34
                                                           ---------------------
                           Total United States ............           74     82
                International
                     Far East  (a) ........................           89     93
                     Other ................................           31     27
                                                           ---------------------
                           Total International ............          120    120

--------------------------------------------------------------------------------
                           Total Worldwide ................          194    202

      Natural gas (million cubic feet daily):
                United States
                     Spirit Energy 76 .....................          788    910
                     Alaska ...............................          138    156
                                                           ---------------------
                           Total United States ............          926  1,066
                International
                     Far East  (a) ........................          826    805
                     Other ................................           52     67
                                                           ---------------------
                           Total International ............          878    872

--------------------------------------------------------------------------------
                           Total Worldwide ................        1,804  1,938

      Natural gas liquids (thousand barrels daily) ........           18     20

      Geothermal (million kilowatt-hours daily) ...........           21     16

Average sales prices (b) Crude oil and condensate (per barrel):
                United States
                     Spirit Energy 76 .....................       $13.94 $20.79
                     Alaska ...............................        10.84  18.51
                           Total United States ............        12.66  19.85
                International
                     Far East .............................       $13.97 $21.03
                     Other ................................        12.30  20.07
                           Total International ............        13.50  20.75

                           Total Worldwide ................       $13.15 $20.32

      Natural gas (per mcf):
                United States
                     Spirit Energy 76 .....................        $2.14  $2.78
                     Alaska ...............................         1.47   1.35
                           Total United States ............         2.03   2.57
                International
                     Far East .............................        $2.03  $2.40
                     Other ................................         2.09   2.22
                           Total International ............         2.04   2.38

                           Total Worldwide ................        $2.04  $2.49

--------------------------------------------------------------------------------

 (a)  Includes host country share in Indonesia of:
        Crude oil and condensate ..........................           18     30
        Natural gas .......................................           33     33

 (b)  Excludes Global Trade margins

                                     Table 4



NEWS RELEASE                                                UNOCAL CORPORATION
OPERATING HIGHLIGHTS (continued)
(UNAUDITED)

                                                          For the Three Months
                                                             Ended March 31
                                                          --------------------
                                                              1998       1997
------------------------------------------------------------------------------
Agricultural products production volumes (thousand tons)
Ammonia ................................................       374        391
Urea ...................................................       260        275
Other products .........................................       175        207

Agricultural products sales volumes (thousand tons)
Ammonia ................................................       220        156
Urea ...................................................       325        210
Other products .........................................       174        252


                                    Table 5

NEWS RELEASE                                                                                                     UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(UNAUDITED)


                                                                            1st Quarter of 1998              1st Quarter of 1997
                                                                         -----------------------------------------------------------
Millions of dollars                                                       Before-tax        After-tax      Before-tax      After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $  16            $  10            $ 152            $  95
       Alaska ..................................................              19               12               34               21
    International ..............................................              94               13              190              102

Global Trade ...................................................               9                6               11                6

Geothermal and Power Operations ................................              22               14               10                6

Diversified Business Group
      Agricultural Products ....................................              13                9               30               20
      Carbon and Minerals ......................................              18               15               12               10
      Pipelines ................................................              18               15               17               14
      Other ....................................................              --               --                2                1

Corporate and Unallocated
      Administrative and general expense .......................             (16)             (11)             (20)             (13)
      Net interest expense .....................................             (33)             (26)             (54)             (42)
      Environmental and litigation expense .....................             (52)             (33)             (18)             (11)
      New Ventures .............................................             (11)              (7)             (11)              (7)
      Other ....................................................              --                1              (18)             (14)
 -----------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................              97               18              337              188
Loss from discontinued Operations ..............................              --               --              (71)             (44)
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $  97            $  18            $ 266            $ 144
====================================================================================================================================

EXPLORATION AND PRODUCTION - involves the exploration for, and the production of crude oil and natural gas.

GLOBAL TRADE - handles the company's worldwide crude oil, condensate and natural gas trading and marketing activities. Global Trade also purchases crude oil, condensate and natural gas from the company's joint venture partners, royalty owners and other unaffiliated oil and gas producers for resale.

GEOTHERMAL AND POWER OPERATIONS - involves the exploration for, and the production and sale of, geothermal resources, and the construction and operation of electrical power plants.

DIVERSIFIED BUSINESS GROUP:
     AGRICULTURAL  PRODUCTS  -  involves  the  manufacture,  transportation  and marketing of nitrogen-based products for agricultural and industrial use.
     CARBON AND MINERALS - involves the  production  and  marketing of petroleum coke, graphites and specialty minerals.
     PIPELINES   -principally   includes  the  company's   equity  interests  in
          affiliated pipeline companies.
     OTHER- principally  included the company's  equity  interest in The UNO-VEN
          Company, prior to its restructuring in May 1997.

                                    Table 6


NEWS RELEASE                                                                                                      UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(UNAUDITED)



                                                                               1st Quarter of 1998            1st Quarter of 1997
                                                                         -----------------------------------------------------------
Millions of dollars                                                       Before-tax       After-tax        Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..............................................           $  97            $  18            $ 266            $ 144
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset sales ......................................              --               --                3                2
        International
              Asset sales ......................................              --               --                1                1
              Deferred tax adjustment ..........................              --              (21)              --               --
     Diversified Business Group
        Carbon and Minerals
              Environmental and litigation .....................              (1)              (1)              --               --
     Corporate and Unallocated
              Asset sales ......................................              --               --                6                4
              Environmental and litigation .....................             (51)             (32)             (14)              (9)
     Discontinued Operations
              Net loss on disposal .............................              --               --              (71)             (44)
------------------------------------------------------------------------------------------------------------------------------------
     Total special items .......................................             (52)             (54)             (75)             (46)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings from continuing operations ...................           $ 149            $  72            $ 341            $ 190
====================================================================================================================================


                                     Table 7

NEWS RELEASE                                                                                                 UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(UNAUDITED)


                                                                              1st Quarter of 1998           1st Quarter of 1997
                                                                         -----------------------------------------------------------
Millions of dollars except share amounts                                 Before-tax        After-tax       Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $  16            $  10            $ 149            $  93
       Alaska ..................................................              19               12               34               21
    International ..............................................              94               34              189              101

Global Trade ...................................................               9                6               11                6

Geothermal and Power Operations ................................              22               14               10                6

Diversified Business Group
      Agricultural Products ....................................              13                9               30               20
      Carbon and Minerals ......................................              19               16               12               10
      Pipelines ................................................              18               15               17               14
      Other ....................................................              --               --                2                1

Corporate and Unallocated
      Administrative and general expense .......................             (16)             (11)             (20)             (13)
      Net interest expense .....................................             (33)             (26)             (54)             (42)
      Environmental and litigation expense .....................              (1)              (1)              (4)              (2)
      New Ventures .............................................             (11)              (7)             (11)              (7)
      Other ....................................................              --                1              (24)             (18)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             149               72              341              190
====================================================================================================================================

Basic adjusted earnings from continuing operations
   per share of common stock                                                                $0.30                             $0.76
Diluted adjusted earnings from continuing operations
   per share of common stock (a)                                                            $0.30                             $0.74
Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a)                                          $   -                               $ 6
Basic weighted average shares                                                                 241                               251
Diluted weighted average shares                                                               243                               265

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.



                                       Table 8

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           UNOCAL CORPORATION
                                               (Registrant)




Date:  April 28, 1998                       By:  /s/ JOE D. CECIL
---------------------                       --------------------------
                                            Joe D. Cecil
                                            Vice President and Comptroller